UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 14, 2005

DOLLAR FINANCIAL CORP.

(Exact name of registrant as specified in charter)

Not Applicable

(Former name or former address, if changed since last report)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-50866 (Commission file number)	23-2636866 (I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)

610-296-3400

(Registrant’s telephone number, including area code)

DOLLAR FINANCIAL GROUP, INC.

(Exact name of registrant as specified in charter)

Not Applicable

(Former name or former address, if changed since last report)

NEW YORK (State or Other Jurisdiction of Incorporation or Organization)	333-18221 (Commission file number)	13-2997911 (I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)

610-296-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed by Dollar Financial Corp., a Delaware corporation (“Corp”), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and by Corp’s wholly-owned subsidiary, Dollar Financial Group, Inc., a New York corporation (“Group” and, together with Corp, the “Registrants”) pursuant to Section 15(d) of the Exchange Act. This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by the Registrants on June 17, 2005 (the “Original Form 8-K”) to attach the exhibits referenced in the Original Form 8-K.

Item 1.01 Entry into Material Definitive Agreement

This Current Report on Form 8-K/A is being filed to attach as an exhibit the amendment dated June 14, 2005 to the Marketing and Servicing Agreement with First Bank of Delaware, dated October 18, 2002.

This Current Report on Form 8-K/A is also being filed to attach as an exhibit the termination letter dated June 15, 2005 terminating the Amended and Restated Nonexclusive Servicing and Indemnification Agreement with County Bank of Rehoboth Beach, Delaware, dated June 14, 2002.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1 *Amendment dated June 14, 2005 to the Marketing and Servicing Agreement with First Bank of Delaware, dated October 18, 2002.

10.2 *Termination letter dated June 15, 2005 terminating the Amended and Restated Nonexclusive Servicing and Indemnification Agreement with County Bank of Rehoboth Beach, Delaware, dated June 14, 2002.

* An application has been submitted to the Securities & Exchange Commission for confidential treatment, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, of portions of these exhibits. These portions have been omitted from these exhibits.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: July 26, 2005	By:	/s/ Randy Underwood
Randy Underwood
Executive Vice President and Chief Financial Officer

DOLLAR FINANCIAL GROUP, INC.
Date: July 26, 2005	By:	/s/ Randy Underwood
Randy Underwood
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	*Amendment dated June 14, 2005 to the Marketing and Servicing Agreement with First Bank of Delaware, dated October 18, 2002.
10.2	*Termination letter dated June 15, 2005 terminating the Amended and Restated Nonexclusive Servicing and Indemnification Agreement with County Bank of Rehoboth Beach, Delaware, dated June 14, 2002.

* An application has been submitted to the Securities & Exchange Commission for confidential treatment, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, of portions of these exhibits. These portions have been omitted from these exhibits.